Summary of significant accounting policies	12 Months Ended
Dec. 31, 2017
Summary of significant accounting policies [Abstract]
Summary of significant accounting policies
3.	Summary of significant accounting policies

The principal accounting policies adopted in the preparation of these financial statements are set out below. These policies have been consistently applied to all the years presented, unless otherwise stated.

Current vs. non-current classification

The Company presents assets and liabilities in the balance sheet based on current/non-current classification. The Company classifies all amounts to be realized or settled within twelve months after the reporting period to be current and all other amounts to be non-current.

Foreign currency transactions

Foreign currency transactions are translated into the functional currency Swiss Francs (CHF) using prevailing exchange rates at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into CHF at rates of exchange prevailing at reporting date. Any gains or losses from these translations are included in the statement of income in the period in which they arise.

Revenue recognition

Revenue includes upfront fees, milestone payments as well as revenue from research and development agreements associated with collaborations with third parties and grants from public institutions and foundations.

License of intellectual property

Revenue from non-refundable, upfront license payments and performance milestones where the Company has continuing involvement is recognized over the estimated performance or agreement period, depending on the terms of the agreement. The recognition of revenue is prospectively changed for subsequent changes in the development or agreement period.

For collaboration agreements on product candidates (i) that are in clinical development, (ii) where the upfront payment reflects a payment for past investments the Company has made in the development of the product candidate, access to the product candidate, the associated intellectual property and our knowledge, and, (iii) where there is no further performance commitment, the Company recognizes the fair value of the upfront payment at the time of entering into the collaboration agreement. For collaboration agreements (i) in clinical development but where conditions (ii) and (iii) are not met, the Company recognizes revenue from upfront payments under our collaboration agreements pro-rata over the term of the estimated period of performance under each agreement.

For collaboration agreements, in addition to receiving upfront payments, the Company is also entitled to milestone and other contingent payments upon achieving pre-defined objectives.

Milestone payments

Revenue from milestones, if they are non-refundable and deemed substantive, is recognized upon successful accomplishment of the milestones. To the extent that non-substantive milestones are achieved and the Company has remaining performance obligations, milestones are deferred and recognized as revenue over the estimated remaining period of performance.

Research and Development Services

The Company has certain arrangements with our collaboration partners that include contracting our full-time employees for research and development programs. These revenues are recorded in contract revenue as the services are performed.

Research and development expenditure

Given the stage of development of the Company’s products, all research expenditure is recognized as expense when incurred. Research and development expenditures include:

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the cost of acquiring, developing and manufacturing active pharmaceutical ingredients for product candidates that have not received regulatory approval, clinical trial materials and other research and development materials;

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fees and expenses incurred under agreements with contract research organizations, investigative sites, and other entities in connection with the conduct of clinical trials and preclinical studies and related services, such as administrative, data management, and laboratory services;

•	fees and costs related to regulatory filings and activities;
•	costs associated with pre-clinical and clinical activities; and
•	employee-related expenses, including salaries and bonuses, benefits, travel and stock-based compensation expense

For external research contracts the “stage of completion” method is used to estimate the amount of accrued expense related to the research projects for its clinical studies. The Company estimates its accrued expenses as of the balance sheet date in the financial statement based on facts and circumstances known at the time.

Registration costs for patents are part of the expenditure for research and development projects. Therefore, registration costs for patents are expensed when incurred as long as the research and development project concerned does not meet the criteria for capitalization.

Property, plant and equipment

Equipment is shown at historical acquisition cost, less accumulated depreciation and any accumulated impairment losses. Historical costs include expenditures that are directly attributable to the acquisition of the property, plant and equipment. Depreciation is calculated using a straight-line method to write off the cost of each asset to its residual value over its estimated useful life as follows:

IT equipment	3 years
Laboratory equipment	5 years
Leasehold improvements / furniture	5 years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at each balance sheet date. Where an asset’s carrying amount is greater than its estimated recoverable amount, it is written down to its recoverable amount.

Gains and losses on disposals are determined by comparing the disposal proceeds with the carrying amount and are included in the Statements of Income / (Loss).

Financial assets and liabilities

The Company’s financial assets and liabilities are comprised of receivables, cash and cash equivalents, trade payables and a long-term financing obligation. The carrying amount for these financial assets and liabilities approximates fair value.

Receivables

Receivables are non-derivative financial assets with fixed payments that are not quoted in an active market. They arise when the Company provides money, goods or services directly to a debtor with no intention of trading the receivable. They are included in current assets, except for those with maturities greater than 12 months after the balance sheet date, which are classified as long-term assets. Receivables are recognized at their billing value. An allowance for doubtful accounts is recorded for potential estimated losses when there is objective evidence of the debtor’s inability to make required payments.

Cash and cash equivalents

Cash and cash equivalents include deposits held with external financial institutions and cash on hand. All cash and cash equivalents are either in cash or in deposits with less than 3 months’ duration.

The Company assesses at each period whether there is objective evidence that financial assets are impaired. Recognized impairment losses would be immediately recognized in the Statement of Income / (Loss).

Trade payables

Trade payables are recognized initially at fair value, which represents cost incurred.

Long-term financing obligation

The Company’s long-term financing obligation is measured as of the period end date based on the repayment terms when originated.

Share capital and Initial Public Offering

Ordinary (Common) Shares are classified as equity, as were all Preferred Shares previously outstanding prior to the IPO. Expenses directly attributable to the issuance of new shares are shown in equity as a deduction, net of tax, from the proceeds.

Preferred Shares

AC Immune had five classes (Class A, B, C, D and E) of Preferred Shares outstanding as of December 31, 2015. These Preferred Shares remained outstanding until the Company completed an IPO in September 2016 and at that time the Preferred Shares were converted to Common Shares on a one-for-one basis. The Preferred Shares were a class of shares that AC Immune SA issued in connection with five separate capital increases and conveyed voting rights and certain other rights to their holders.

The holders of Preferred Shares owned 80.1% of the total amount of shares outstanding (assuming conversion of the Preferred Shares into Common Shares on a one-for-one basis) as of December 31, 2015 and the Company’s Board of Directors were predominantly the holders of Preferred Shares. The Preferred Shares had been the primary source of equity financing for the Company for more than 13 years until the Company completed an IPO in September 2016, at which point all Preferred Shares were converted to Common Shares. The Preferred Shares did not have mandatory redemption features; however, the Shareholders’ Agreement provided for conversion of Preferred Shares into Common Shares as a result of an IPO. The redemption of the Preferred Shares was authorized by the Company’s Board of Directors.

The voting rights associated with Preferred Shares were the same as for Common Shares. Each Preferred Share entitled the holder to one vote. No dividends were paid on the Preferred Shares and the holders of Preferred Shares were not entitled to any dividends unless dividends are paid on the Common Shares.

The Preferred Shares had a liquidation preference wherein, in the event of a change of control or a liquidation of the Company, the holders of Preferred Shares were entitled to receive, prior and in preference to the holders of Common Shares, the amount corresponding to the price paid for each Preferred Share. Thereafter, all holders of Preferred Shares participated with the holders of Common Shares on an as-if-converted basis in any remaining proceeds.

On October 23, 2015, AC Immune completed a 250-for-1 stock split. The split was applied to all of AC Immune’s outstanding common shares, preferred shares (Series A, B, C, D and E) and vested and unvested options. The stock split impacted earnings per share (“EPS”). To facilitate a comparison of EPS figures, the 2015 reported EPS figures were adjusted to reflect the stock split. 2015 disclosures in notes 9 (share capital), 18 (share-based compensation) and 20 (earnings per share) have all been prepared taking into consideration the 250-for-1 stock split.

On April 15, 2016, AC Immune completed a private placement of Series E preferred shares, each with a nominal value of CHF 0.02 per share (the “Series E Private Placement Extension”). An aggregate 1,401,792 Series E preferred shares were issued at a price of $9.6384 per preferred share to certain strategic investors, individuals and existing shareholder in the Series E Private Placement Extension for an aggregate subscription amount of approximately $13.5 million. The Series E preferred shares had substantially the same terms as the Series A, B, C and D preferred shares and were accounted for as equity on AC Immune’s balance sheet and subsequently converted to Common Shares as a result of the IPO.

Initial Public Offering (IPO)

On September 22, 2016, AC Immune successfully priced a 6.0 million common share IPO at $11.00 per share. On the same day, the underwriters exercised the overallotment option which resulted in a further 900,000 common shares being placed in the market and took the total number of shares offered to investors to 6.9 million common shares. The gross proceeds received were $75.9 million (CHF 74.5 million) while the proceeds net of underwriting fees amounted to $70.6 million (CHF 69.3 million).

The IPO resulted in an increase of CHF 64.2 million in the share premium of AC Immune excluding the effect of transaction costs associated with the IPO related to the issuance of new shares. Transaction costs associated with the IPO and related to the issuance of new shares were charged directly against the share premium account thereby reducing the total equity reported.

Employee benefits

Post-employment benefits

The Company operates the mandatory pension schemes for its employees in Switzerland. The schemes are generally funded through payments to insurance companies or trustee-administered funds. The Company has a pension plan designed to pay pensions based on accumulated contributions on individual savings accounts. However, this plan is classified as a defined benefit plan under IAS 19.

The net defined benefit liability is the present value of the defined benefit obligation at the balance sheet date minus the fair value of plan assets. The defined benefit obligation is in all material cases calculated annually by independent actuaries using the projected unit credit method, which reflects services rendered by employees to the date of valuation, incorporates assumptions concerning employees’ projected salaries, pension increases as well as discount rates of highly liquid corporate bonds which have terms to maturity approximating the terms of the related liability.

Remeasurements of the net defined benefit liability, which comprise actuarial gains and losses, the return on plan assets (excluding interest), are recognized immediately in Other Comprehensive Income. Past service costs, including curtailment gains or losses, are recognized immediately in general and administrative expenses within the operating results. Settlement gains or losses are recognized in general and administrative expenses within the operating results. The Company determines the net interest expense (income) on the net defined benefit liability for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period or in case of any significant events between measurement dates to the then-net defined benefit liability, taking into account any changes in the net defined benefit liability during the period as a result of contributions and benefit payments. Net interest expense and other expenses related to defined benefit plans are recognized in the statement of income.

Share-based compensation

The Company operates an equity-settled, share-based compensation plan. The fair value of the employee services received in exchange for the grant of equity based awards is recognized as an expense. The total amount to be expensed over the vesting period is determined by reference to the fair value of the instruments granted, excluding the impact of any non-market vesting conditions. Non-market vesting conditions are included in assumptions about the number of instruments that are expected to become exercisable. At each balance sheet date, the Company revises its estimates of the number of instruments that are expected to become exercisable. It recognizes the impact of the revision of original estimates, if any, prospectively in the income statement, and a corresponding adjustment to equity over the remaining vesting period.

Stock options granted under the Company’s stock option plans A, B, C and the 2016 Stock Option and Incentive Plan are valued using the Black-Scholes option pricing model (see Note 18). This valuation model as well as parameters used such as expected volatility and expected term of the stock options are partially based on management’s estimates.

The proceeds received net of any directly attributable transaction costs are credited to share capital (nominal value) and share premium when the options are exercised.

We estimate the fair value of non-vested stock awards (restricted shares and restricted share units) using a reasonable estimate of market value of the common stock on the date of the award. We classify our share-based payments as equity-classified awards as they are settled in shares of our common stock. We measure equity-classified awards at their grant date fair value and do not subsequently remeasure them. Compensation costs related to equity-classified awards are equal to the fair value of the award at grant-date amortized over the vesting period of the award using the graded method. We reclassify that portion of vested awards to share premium as the awards vest.

Provisions

Provisions are recognized when the Company has a present legal or constructive obligation as a result of past events where it is more likely than not that an outflow of resources will be required to settle the obligation, and a reliable estimate of the amount can be made.

Taxation

Current income tax assets and liabilities for the period are measured at the amount expected to be recovered from or paid to the taxation authorities. The tax rates and tax laws used to compute the tax amounts are those that are enacted or substantively enacted, at the reporting date in accordance with the fiscal regulations of the respective country where the Company operates and generates taxable income. Deferred tax is provided using the liability method on temporary differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes at the reporting date.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the reporting date. If required, deferred taxation is provided in full using the liability method, on all temporary differences at the reporting dates. It is calculated at the tax rates that are expected to apply to the period when it is anticipated the liabilities will be settled, and it is based on tax rates (and laws) that have been enacted or substantively enacted at the reporting date.

Deferred income tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized. Although the Company has substantial tax loss carryforwards, historically, due to the fact that the Company had limited certainty on the achievement of key milestones, it has not recognized any deferred tax assets.

Earnings per share

The Company presents basic earnings per share for each period in the financial statements. The earnings per share is calculated by dividing the earnings of the period by the weighted average number of shares (common and preferred) outstanding during the period. Diluted earnings per share reflect the potential dilution that could occur if dilutive securities such as share options were vested or exercised into common shares or resulted in the issuance of common shares that would participate in net income. Anti-dilutive shares are excluded from basic and dilutive earnings per share calculation.

Critical judgments and accounting estimates

The preparation of financial statements in conformity with IFRS requires management to make judgments, estimates and assumptions that affect the application of accounting policies and the reported amounts of assets, liabilities, income and expenses.

The areas where AC Immune has had to make judgments, estimates and assumptions relate to (i) revenue recognition on collaboration and licensing agreements, (ii) clinical development accruals, (iii) net employee defined benefit liability, (iv) income taxes and (v) share-based compensation. Actual results may differ from these estimates. Estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised and in any future periods affected.

Income taxes

As disclosed in Note 16, the Company has tax losses that can generally be carried forward for a period of 7 years from the period the loss was incurred. These tax losses represent potential value to the Company to the extent that the Company is able to create taxable profits before the expiry period of these tax losses. The Company has not recorded any deferred tax assets in relation to these tax losses.

Preferred shares

Significant judgment was required in determining the classification of the Preferred Shares issued by the Company as either equity or liabilities. The Preferred shareholders received certain preference rights that represented a significant proportion of the net assets of the Company in the case of liquidation or certain exit events, the occurrence of which was outside the control of the Company. These Preferred Shares remained outstanding until the Company completed an IPO in September 2016 and at that time the Preferred Shares were converted from Preferred Shares to Common Shares on a one-for-one basis.

Segment reporting

The Company has one segment. The Company currently focuses all of its resources on discovering and developing therapeutic and diagnostic products targeting misfolded proteins.

The Company is managed and operated as one business. A single management team that reports to the chief operating decision maker comprehensively manages the entire business. Accordingly, the Company views its business and manages its operations as one reportable segment. Non-current assets are located in and revenue is attributable to the Company’s country of domicile, Switzerland.

Accounting pronouncements – not yet adopted

IFRS 9 Financial Instruments will supersede IAS 39 Financial Instruments: Recognition and Measurement and is effective for annual periods beginning on or after January 1, 2018. IFRS 9 covers classification and measurement of financial assets and financial liabilities, impairment of financial assets and hedge accounting. The Company expects to adopt this standard on January 1, 2018, and after completing its assessment of the standard, AC Immune does not anticipate IFRS 9 to have a material impact on the financial statements.

IFRS 16 Leases provides a new model for lessee accounting in which all leases, other than short-term and small-ticket-item leases, will be accounted for by the recognition on the balance sheet of a right-to-use asset and a lease liability, and the subsequent amortization of the right-to-use asset over the lease term. IFRS 16 will be effective for annual periods beginning on or after January 1, 2019 with early adoption permitted. AC Immune is still assessing the impact of this standard on its financial statements.

The Company has completed its analysis of the impact of IFRS 15 Revenue from Contracts with Customers, which amends revenue recognition requirements and establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The standard replaces IAS 18 Revenue and IAS 11 Construction Contracts and Related Interpretations. The new standard, as amended, becomes effective for the Company in the first quarter of fiscal year 2018, but allows the Company to adopt early. The Company will adopt this accounting standard in the first quarter of fiscal year 2018.

The Company will adopt this standard using the modified retrospective method. Under this method, the cumulative effect of adopting the standard will be recorded to retained earnings on January 1, 2018. We have completed our assessment of the effect of this adoption, including a detailed review of all of our contracts to identify potential differences in accounting as a result of the new standard and use of the practical expedient regarding contract modifications. The new standard will result in additional revenue-related disclosures in the footnotes to our financial statements. Adoption of this standard will also require changes to certain business processes which are in place to ensure our compliance. Based on our analysis, we do not anticipate a material impact on our total revenues or costs.